UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2011
Date of Report (Date of earliest event reported)

ONTECO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19495 Biscayne Blvd. Suite 411 Aventura, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 932-9795
Registrant’s telephone number, including area code

INFOSPI INC.
5300 NW 12th Avenue, Suite 1
Fort Lauderdale, Florida 33309
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed in response to the comment letter dated March 28, 2011 from the Securities and Exchange Commission.

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OF COMPLETED INTERIM REVIEW.

On approximately December 5, 2010, the Board of Directors of Onteco Corporation, formerly known as InfoSpi, Inc., a Nevada corporation (the “Company”), was advised by its newlyappointed independent public accountants, Randall N. Drake, C.P.A., P.A. (“Drake”), that its financial statements reviewed and/or audited by its prior independent public accountant, Cornell, Beale & Leigh, LLC (CB&L”), for the quarters referenced below as filed (collectively, the “Financial Statements”) with the Securities and Exchange Commission could not be relied upon since CB&L are not registered under the Public Company Accounting Oversight Board (the “PCAOB”):

Period Ended                                                       Form                                         Date Filed with SEC

September 30, 2009                                             10-Q                                         November 23, 2009
December 31, 2009                                              10-K                                         April 14, 2010
March 31, 2010                                                    10-Q                                         April 24, 2010
June 30, 2010                                                       10-Q                                         August 13, 2010

Subsequently, on approximately December 30, 2010, the Board of Directors was further advised by Drake that the Financial Statements referenced above could not be relied upon based upon errors contained within. Drake advised the Board of Directors that the Financial Statements contained certain accounting errors within the balance sheet and statement of cash flows and would need to be revised accordingly and reviewed and/or audited by Drake.

As a result, the Board of Directors of the Company concluded on December 5, 2010 that its previously issued Financial Statements for the periods above could not be relied upon based upon the fact that CB&L was not registered under the PCAOB and concluded further on Decmeber 30, 2010 that its previously issued Financial Statements could not be relied upon based upon the advisement from Drake that the Financial Statements contained certain accounting errors.

The Company has filed all amendments to its Form 10-Qs and Form 10-K for the periods referenced above restating its Financial Statements and including either reviewed or audited financial statements.

The Chief Executive Officer/President of the Company has discussed these matters disclosed in this filing on Form 8-K with the Company’s independent public accountants on approximately December 30, 2010. The confirmation from the Company’s current independent public accountants is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter from Randall N. Drake, CPA, dated January 5, 2011 regarding confirmation of Section 4.02(b). *

*Incorporated by reference to exhibit filed with Current Report on Form 8-K dated December 5, 2010 as filed with the Securities and Exchange Commission on January 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTECO CORPORATION, formerly known as INFOSPI INC.

	By:	/s/Dror Svorai
DATE: April 25, 2011		Name: Dror Svorai Title: President/Chief Executive Officer